Exhibit 10.16

PROMISSORY NOTE

$600,000.00	January 15, 2015

FOR VALUE RECEIVED, LEVERAGED DEVELOPMENTS LLC (the “Borrower”), hereby promises to pay to the order of POINT MEDICAL, INC. (the “Lender”), the principal sum of SIX HUNDRED THOUSAND DOLLARS ($600,000.00). This Promissory Note (this “Note”) is given pursuant to that certain Asset Purchase and intellectual Property Assignment Agreement dated October 24, 2014 (the “Asset Purchase Agreement”), by and among Borrower and Lender. Terms used but not defined herein shall have such meaning as ascribed to them by the Asset Purchase Agreement.

1.          Principal Amount; Interest; Payments.

a.           The initial principal amount of this Note is Six Hundred Thousand Dollars ($600,000.00) (the “Loan”).

b.           Interest on the outstanding principal amount of the Loan shall accrue at a fixed rate of interest of five percent per annum (5%) from January 1, 2015. The interest rate to be paid under this Note shall be computed on the basis of360 days per year on the actual outstanding balance.

c.           The Borrower shall pay consecutive quarterly installments of accrued interest beginning on April 1, 2015 (with such initial payment to be for accrued interest from January 1, 2015 through March 31, 2015) and on the first day of each quarter thereafter. Lender may elect to receive payment of interest by way of reduction of amounts it is due to pay Borrower under Section 3.6 of the Development Agreement. Accrued interest paid by Borrower to Mack Holding Company in the amount of $7,500 for the period ended December 31, 2014 was reimbursed by Lender on January 15, 2015 in connection with the Closing and shall be credited towards a reduction of amounts due by Lender of amounts due to Borrower under Section 3.6 of the Development Agreement.

d.           Pursuant to Section 5.3 of the Development Agreement, Twenty Five Percent (25%) of the Success Fees payable by Lender to Borrower shall be applied to the payment of the principal balance of the Loan.

e.           Unless earlier payable in accordance with this Note, the entire remaining principal balance together with all accrued interest and any other sums due to the Lender in connection with the Loan shall be due and payable in full on October 29, 2024 (the “Maturity Date”).

2.          Application of Payments. Except as set forth in Paragraph l(e), all payments received by the Lender shall be applied first to the payment of Lender’s attorneys’ fees and other expenses as provided in this Note; second to interest; then to principal.

3.          Prepayment. Borrower shall have the right to prepay the principal amount of the Loan at any time without prior Lender approval.

4.          Late Charge. Borrower shall pay to Lender a late charge equal to the greater of (i) $100.00, or (ii) five percent (5%) of any payment not received by the Lender within ten (10) days after such payment is due. Charges will be assessed on day eleven (11).

5.          Amounts Due. The actual amount due and owing from time to time under this Note shall be evidenced by Lender’s books and records of receipts and disbursements hereunder. Lender shall set up and establish for Borrower an account on the books of Lender in which will be recorded payments and other appropriate debits and credits in connection with this Note. Such books and records of Lender shall be presumed to be complete and accurate and shall be deemed correct, except to the extent shown by Borrower to be erroneous.

6.          Events of Default. Without limitation of the rights or remedies of the parties otherwise at law, any of the following shall constitute an “Event of Default” by the Borrower under this Note:

a.           If Borrower more than five (5) days delinquent in making payment of any payment of principal and interest due on account of the Loan, or more than ten (I0) days delinquent in any other amount which is due hereunder; or

b.           If Borrower defaults in the performance of any term or provision of this Note, the Asset Purchase Agreement, the Development Agreement or the Research and Development Agreement or any other written agreement between the parties (collectively, the “Transaction Documents”) other than a payment default under Paragraph 6(a) or a default specified in another provision of this Note, after written notice thereof from Lender and the failure of Borrower to cure within ten (10) days after receipt thereof; or

c.           If any custodian, liquidator, trustee or receiver is appointed for Borrower for a material portion of its assets; or Borrower becomes insolvent or bankrupt, is generally not paying its debts as they become due or makes an assignment for the benefit of creditors; or Borrower or any guarantor applies for or consents to the appointment of a custodian, liquidator, trustee or receiver for itself or any material portion of its assets; or bankruptcy, reorganization, or insolvency proceedings or other proceedings for relief under any bankruptcy or similar law or laws for relief of debtors, are instituted by or against Borrower; or

d.           Upon a Change of Control of Borrower.

7.          Consequences of an Event of Default; Acceleration. Borrower hereby consents and expressly agrees that upon any default hereunder, and the expiration of any applicable cure period, the unpaid balance of the Loan and all other amounts due and owing .hereunder shall, at the option of the Lender hereof, immediately and at once become due and payable without further demand or notice.

8.          Default Rate. Ifan Event of Default remains uncured for more than ten (10) days, then the rate of interest otherwise applicable hereunder will be increased by five percent (5%) (the “Default Rate”).

9.          Remedies Upon Default. Upon any default by the Borrower, Lender may pursue any and all remedies provided at law, in equity, or in any document executed in connection herewith. The Lender’s remedies set forth above are not exclusive of any other available remedy or remedies, but each remedy shall be cumulative and shall be in addition to any other remedy given in this Note or the other Transaction Documents, at law, in equity, or by statute, whether now existing or hereafter arising. The exercise of any remedy or remedies shall not be an election of remedies. The remedies and rights of the Lender may be exercised concurrently, alone, in any combination, or in any order that the Lender deems appropriate.

Any waiver or consent to waiver of any of the foregoing provisions shall not be construed as a waiver or a consent to waiver in the subsequent interest, and Lender’s failure to exercise any rights or remedies hereunder shall not constitute a waiver of such right in the event of a subsequent default. No course of dealing or other conduct, no oral agreement or representation made by Lender shall operate as a waiver of any right or remedy of Lender. No waiver or amendment of any right or remedy of Lender or release by Lender shall be effective unless made specifically in writing by Lender.

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10.         Costs of Collection. Borrower agrees to pay all of Lender’s costs of collection and enforcement of this Note, including reasonable attorney’s fees.

11.         Waivers. The undersigned waives demand, notice and protest, and waive recourse to suretyship defenses generally, including extensions of time, releases of security or other indulgences which may be granted by the holder of this Note to the undersigned. In any action or other legal proceeding relating to this Note, to the extent permitted by applicable law, Borrower (i) consents to the personal jurisdiction of any state or federal court located in the State of Delaware, (ii) consents to service of process and subpoenas by registered or certified mail directed to Borrower at the last address shown in Lender’s records relating to this Note, with such service to be deemed completed five days after mailing; and (iii) waives any right to trial by jury in any action with respect to this Note. Presentment for payment , protest, notice of protest, demand, and notice of non-payment are hereby waived.

12.         Assignment. Neither this Note nor any of Borrower’s obligations hereunder this Note shall be assignable by the Borrower or assumed by any other person without the Lender’s prior written consent, and any attempted assignment without the Lender’s prior written consent shall create a default under this Note. This Note may be assigned, in whole or in part, by the Lender and its successors and assigns, without the consent of Borrower.

13.         Binding on Successors and Assigns. All of the foregoing promises shall bind the undersigned and all other pm1ies hereto together with their respective successors and assigns.

14.         General. In the event that any provision or clause of this Note is held by a court of competent jurisdiction to be invalid, such invalidity shall not affect other provisions that can be given effect without the invalid provision, and to this and the provisions of this Note are declared to be severable. This Note is governed by and construed in accordance with the Jaws of the State of Delaware without giving effect to the conflicts of law provisions thereof.

IN WITNESS WHEREOF ,the undersigned Borrower has executed this Note as of the date set forth above.

IN PRESENCE OF:	LEVERAGED DEVELOPMENTS LLC

	By:	/s/ Jeffrey A. Carlisle
Witness		Jeffrey A. Carlisle

	Its:	Member

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